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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                        Date of Report: March 27, 2002
                                        --------------
                       (Date of earliest event reported)


                                 FC Banc Corp.
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                   (Exact name as specified in its charter)



         Ohio                            0-25616                34-17178070
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(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)


         123 North Sandusky Avenue, Box 567, Bucyrus, Ohio 44820-0567
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         (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code: (419) 562-7040
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                                Not Applicable
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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     FC Banc Corp. announced that its board authorized the repurchase of up to 4.99% of FC Banc Corp.'s outstanding common stock. FC Banc Corp. currently has approximately 579,862 shares outstanding. For additional information, reference is made to FC Banc Corp.'s news release dated April 3, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

     The information contained or incorporated by reference in this Current Report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. FC Banc Corp. assumes no obligation to update any forward-looking statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibit 99.1 - News Release dated April 3, 2002


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FC BANC CORP.


                                     By: /s/ Coleman J. Clougherty
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                                         Coleman J. Clougherty, Interim Chief
                                         Executive Officer


Date:    April 3, 2002